[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 2001

[graphic omitted]

                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) TOTAL
                         RETURN SERIES

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
TRUSTEES                                                             INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,           Massachusetts Financial Services Company
MFS Investment Management(R)                                         500 Boylston Street
                                                                     Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                     DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;     MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company              500 Boylston Street
(video franchise)                                                    Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                               INVESTOR SERVICE
Jeffrey L. Shames*                                                   MFS Service Center, Inc.
                                                                     P.O. Box 2281
PORTFOLIO MANAGERS                                                   Boston, MA 02107-9906
David M. Calabro*
Kenneth J. Enright*                                                  For additional information,
David S. Kennedy*                                                    contact your investment professional.
Constantinos Mokas*
Lisa B. Nurme*                                                       CUSTODIAN
                                                                     State Street Bank and Trust Company
TREASURER
James O. Yost*                                                       WORLD WIDE WEB
                                                                     www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, the series' Initial Class shares provided a total return of 0.19%, and Service Class shares returned 0.08%. These returns, which include the reinvestment of any distributions, compare to returns over the same period of -6.70% and 3.51%, respectively, for the series' benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500) and the Lehman Brothers Government/Credit Index (the Lehman Index). The S&P 500 is an unmanaged but commonly used measure of common stock total return performance. The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maurities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures on secured notes that meet specified maturity, liquidity, and quality requirements.

As the performance of the Lehman Index indicates, fixed-income investments continued to outperform stocks during the six month period. Additionally, investors remained sensitive to the prices they will pay for stocks. While we've seen investors shift assets out of growth stocks into value, we believe the real rotation has been toward "quality." As evidence continued to mount that the economy was slowing and that earnings expectations were too optimistic, investors looked for companies that they thought could deliver stable near-term earnings growth, solid cash flows, clean balance sheets, and proven management teams. While the economy continued to slow and earnings expectations moderated, the environment changed somewhat in the first two quarters of this year as the Federal Reserve Board (the Fed) lowered interest rates six times in the past six months. The market's initial reaction was to anticipate a quick recovery in the economy and in earnings. As a result, cyclical stocks such as autos, housing, and retailers rebounded. While we expect lower interest rates to help reinvigorate the economy, we believe that the process will take time. As a result, we did not have significant exposure to the cyclical areas of the market in the early part of the year, and that detracted from performance.

In recent months, we remained cautious on technology, consumer cyclical, and credit-sensitive financial stocks but bullish on energy, health care, food and drug retailers, and aerospace stocks. Within energy, we took advantage of recent pullbacks in oil services and drilling stocks to increase our exposure. Our research found that the major integrated energy companies have raised capital expenditure budgets in reaction to higher oil and gas prices as well as to underinvestment in energy infrastructure over the past several years. As a result, despite the recent pullback in stock prices, we believe that the earnings outlook for oil services and drilling companies will continue to improve.

We've cut back on life insurance companies and banks with significant annuity and asset management exposure. Because assets under management declined due to the market's weakness, we feel these companies could come under additional profit pressures. On the other hand, we've maintained significant exposure to property and casualty insurance companies such as The St. Paul Companies and financial services companies, which exhibited strong cash flows and diversified revenue streams. We significantly reduced our exposure to telephone services holdings, and we've taken profits in some natural gas stocks that produced strong gains during the past six months. Essentially, we've redeployed this cash into a broad range of industries such as electric power, pharmaceuticals, health maintenance organizations, and a couple of technology names that we felt represented strong growth franchises at compelling valuations.

We believe it's extremely difficult to predict when the economy or stock market can wage an extended comeback. With so many conflicting variables surrounding the economy and market sentiment, our objective is to remain focused on individual stock selection and industry fundamentals. Stock prices have come down significantly in many sectors, most notably the technology sector, and we've added very selectively across a variety of industries. However, we do not yet believe that valuations for most stocks fully compensate for the near-term earnings uncertainty. Should valuations moderate further or fundamentals stabilize, we may look to increase our equity positions. That said, we'll remain true to our conservative approach to equity investing and asset allocation no matter what the market environment.

    Respectfully,

/s/ David M. Calabro

    David M. Calabro
    Lead Portfolio Manager

(on behalf of the MFS Total Return Team)

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Senior Vice President; Kenneth J. Enright, Senior Vice President; Geoffrey L. Kurinsky, Senior Vice President; Constantinos Mokas, Vice President; and Lisa B. Nurme, Senior Vice President, are the series' portfolio managers. Mr. Calabro is the head of the portfolio management team and a manager of the equity portion of the series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Enright, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1986. Mr. Kurinsky, the manager of the series' fixed-income securities, has been employed by MFS since 1987. Mr. Mokas, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1990. Ms. Nurme, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1987.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Class inception:     Initial Class  January 3, 1995
                     Service Class  May 1, 2000

Size: $515.6 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

INITIAL CLASS
                                         6 Months           1 Year          3 Years          5 Years            Life*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +0.19%          +13.26%          +23.86%          +77.47%         +137.79%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --            +13.26%          + 7.39%          +12.16%         + 14.28%
---------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                         6 Months           1 Year          3 Years          5 Years            Life*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +0.08%          +13.02%          +23.53%          +76.99%         +137.16%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --            +13.02%          + 7.30%          +12.10%         + 14.24%
---------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, January 3, 1995, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less than one year are actual not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Stocks - 53.5%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 48.0%
  Aerospace - 0.3%
    Boeing Co.                                                          13,300             $    739,480
    United Technologies Corp.                                           14,660                1,073,992
                                                                                           ------------
                                                                                           $  1,813,472
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Nike, Inc., "B"                                                     18,300             $    768,417
-------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Delphi Automotive Systems Corp.                                    114,940             $  1,830,994
    Ford Motor Co.                                                       9,906                  243,193
    Visteon Corp.                                                       60,990                1,120,996
                                                                                           ------------
                                                                                           $  3,195,183
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.9%
    Bank America Corp.                                                  72,030             $  4,323,961
    PNC Financial Services Group Co.                                    47,540                3,127,656
    U.S. Bancorp                                                        44,249                1,008,435
    Wells Fargo Co.                                                     32,400                1,504,332
                                                                                           ------------
                                                                                           $  9,964,384
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Abbott Laboratories, Inc.                                           29,900             $  1,435,499
    Guidant Corp.*                                                      68,600                2,469,600
    Pharmacia Corp.                                                     11,445                  525,898
                                                                                           ------------
                                                                                           $  4,430,997
-------------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    International Business Machines Corp.                               16,140             $  1,823,820
    Sun Microsystems, Inc.*                                             64,400                1,040,060
    Texas Instruments, Inc.                                             19,600                  617,400
                                                                                           ------------
                                                                                           $  3,481,280
-------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    VeriSign, Inc.*                                                      5,800             $    336,690
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.6%
    Motorola, Inc.                                                     163,240             $  2,703,254
    Telephone & Data Systems, Inc.                                      49,180                5,348,325
                                                                                           ------------
                                                                                           $  8,051,579
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Rohm & Haas Co.                                                     43,900             $  1,444,310
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Compaq Computer Corp.                                               52,900             $    819,421
    Georgia Gulf Corp.                                                  58,080                  900,240
                                                                                           ------------
                                                                                           $  1,719,661
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Microsoft Corp.*                                                    49,300             $  3,540,233
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.2%
    Fortune Brands, Inc.                                                43,300             $  1,660,988
    Gillette Co.                                                        54,600                1,582,854
    Kimberly-Clark Corp.                                                 4,500                  251,550
    Procter & Gamble Co.                                                40,710                2,597,298
                                                                                           ------------
                                                                                           $  6,092,690
-------------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Owens Illinois, Inc.*                                              218,630             $  1,482,311
-------------------------------------------------------------------------------------------------------
  Electronics - 0.5%
    Analog Devices, Inc.*                                               42,870             $  1,854,128
    Tektronix, Inc.*                                                    23,700                  643,455
                                                                                           ------------
                                                                                           $  2,497,583
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.5%
    Harrah's Entertainment, Inc.*                                      140,220             $  4,949,766
    Viacom, Inc., "B"*                                                 147,916                7,654,653
    Walt Disney Co.                                                     12,200                  352,458
                                                                                           ------------
                                                                                           $ 12,956,877
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.4%
    Citigroup, Inc.                                                     54,400             $  2,874,496
    FleetBoston Financial Corp.                                         77,500                3,057,375
    Freddie Mac Corp.                                                  114,580                8,020,600
    J. P. Morgan Chase & Co.                                            47,200                2,105,120
    Merrill Lynch & Co., Inc.                                           56,200                3,329,850
    Morgan Stanley Dean Witter & Co.                                    50,110                3,218,565
                                                                                           ------------
                                                                                           $ 22,606,006
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Mellon Financial Corp.                                               8,100             $    372,600
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.5%
    Archer-Daniels-Midland Co.                                          39,268             $    510,484
    Quaker Oats Co.                                                     24,500                2,235,625
                                                                                           ------------
                                                                                           $  2,746,109
-------------------------------------------------------------------------------------------------------
  Gas - 0.9%
    Air Products & Chemicals, Inc.                                     106,600             $  4,876,950
-------------------------------------------------------------------------------------------------------
  Healthcare - 0.8%
    Community Health Care*                                               3,560             $    105,020
    HCA-The Healthcare Co.                                              83,720                3,783,307
                                                                                           ------------
                                                                                           $  3,888,327
-------------------------------------------------------------------------------------------------------
  Insurance - 6.2%
    Allstate Corp.                                                     122,600             $  5,393,174
    American General Corp.                                              19,300                  896,485
    American International Group, Inc.                                   3,362                  289,132
    Chubb Corp.                                                         30,100                2,330,643
    CIGNA Corp.                                                         44,420                4,256,324
    Hartford Financial Services Group, Inc.                             81,790                5,594,436
    Jefferson Pilot Corp.                                               54,780                2,646,969
    Lincoln National Corp.                                               7,900                  408,825
    MetLife, Inc.                                                       41,620                1,289,388
    Nationwide Financial Services, Inc., "A"                            45,860                2,001,789
    The St. Paul Cos., Inc.                                            138,820                7,036,786
                                                                                           ------------
                                                                                           $ 32,143,951
-------------------------------------------------------------------------------------------------------
  Machinery - 1.4%
    Deere & Co., Inc.                                                  117,220             $  4,436,777
    Ingersoll Rand Co.                                                  13,170                  542,604
    W.W. Grainger, Inc.                                                 60,600                2,494,296
                                                                                           ------------
                                                                                           $  7,473,677
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.6%
    American Home Products Corp.                                        38,260             $  2,235,914
    Baxter International, Inc.                                           5,360                  262,640
    Bristol-Myers Squibb Co.                                            16,600                  868,180
    Eli Lilly & Co.                                                     15,800                1,169,200
    Johnson & Johnson Co.                                                8,600                  430,000
    Schering Plough Corp.                                               87,300                3,163,752
                                                                                           ------------
                                                                                           $  8,129,686
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.1%
    Alcoa, Inc.                                                        130,500             $  5,141,700
    Phelps Dodge Corp.                                                  13,701                  568,591
                                                                                           ------------
                                                                                           $  5,710,291
-------------------------------------------------------------------------------------------------------
  Oil Services - 3.1%
    BJ Services Co.*                                                    32,900             $    933,702
    Cooper Cameron Corp.*                                               48,090                2,683,422
    El Paso Corp.                                                        5,982                  314,294
    Halliburton Co.                                                     67,300                2,395,880
    Kerr McGee Corp.                                                    39,430                2,613,026
    Noble Drilling Corp.*                                              114,840                3,761,010
    Schlumberger Ltd.                                                   64,720                3,407,508
                                                                                           ------------
                                                                                           $ 16,108,842
-------------------------------------------------------------------------------------------------------
  Oils - 4.1%
    Apache Corp.                                                        69,750             $  3,539,813
    Devon Energy Corp.                                                 103,670                5,442,675
    Exxon Mobil Corp.                                                   66,901                5,843,802
    Occidental Petroleum Corp.                                         192,690                5,123,627
    Unocal Corp.                                                        27,800                  949,370
                                                                                           ------------
                                                                                           $ 20,899,287
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    Gannett Co., Inc.                                                   28,600             $  1,884,740
    New York Times Co.                                                  13,300                  558,600
                                                                                           ------------
                                                                                           $  2,443,340
-------------------------------------------------------------------------------------------------------
  Railroad - 0.4%
    Burlington Northern Santa Fe Railway Co.                            68,400             $  2,063,628
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Equity Residential Properties Trust                                 28,700             $  1,622,985
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    MGM Mirage, Inc.*                                                   15,880             $    475,765
-------------------------------------------------------------------------------------------------------
  Retail - 0.2%
    CVS Corp.                                                           24,600             $    949,560
    Sears, Roebuck & Co.                                                 4,400                  186,164
                                                                                           ------------
                                                                                           $  1,135,724
-------------------------------------------------------------------------------------------------------
  Supermarket - 1.3%
    Kroger Co.*                                                        126,060             $  3,151,500
    Safeway, Inc.*                                                      72,250                3,468,000
                                                                                           ------------
                                                                                           $  6,619,500
-------------------------------------------------------------------------------------------------------
  Telecommunications - 4.2%
    Advanced Fibre Communications, Inc.*                                60,160             $  1,375,859
    Alltel Corp.                                                        61,480                3,766,265
    AT&T Corp.                                                         166,950                3,672,900
    CenturyTel, Inc.                                                    36,980                1,120,494
    SBC Communications, Inc.                                            30,844                1,235,611
    Sprint Corp.                                                       238,030                5,084,321
    Verizon Communications                                             101,855                5,449,242
                                                                                           ------------
                                                                                           $ 21,704,692
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.9%
    Comcast Corp., "A"*                                                107,150             $  4,650,310
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.1%
    Dominion Resources, Inc.                                            39,820             $  2,394,377
    Duke Energy Corp.                                                   24,340                  949,503
    Exelon Corp.                                                        31,600                2,026,192
    FPL Group, Inc.                                                     16,700                1,005,507
    NiSource, Inc.                                                     215,544                5,890,818
    Pinnacle West Capital Corp.                                         43,900                2,080,860
    Progress Energy, Inc.                                               13,000                  583,960
    Utilicorp United, Inc.                                              27,000                  824,850
                                                                                           ------------
                                                                                           $ 15,756,067
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    National Fuel Gas Co.                                               55,610             $  2,891,164
    WGL Holdings, Inc.                                                  36,500                  989,515
    Williams Cos., Inc.                                                  8,600                  283,370
                                                                                           ------------
                                                                                           $  4,164,049
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $247,367,453
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.5%
  Canada - 0.4%
    Alcan, Inc. (Metals)                                                21,800             $    916,036
    Nortel Networks Corp. (Telecommunications)                         145,300                1,320,777
                                                                                           ------------
                                                                                           $  2,236,813
-------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Nokia Corp., ADR (Telecommunications)                               45,900             $  1,011,636
-------------------------------------------------------------------------------------------------------
  France - 0.4%
    ALSTOM (Transportation)                                             70,270             $  1,956,246
-------------------------------------------------------------------------------------------------------
  Netherlands - 2.7%
    Akzo Nobel N.V. (Chemicals)                                        153,480             $  6,501,412
    ING Groep N.V. (Financial Services)                                 12,147                  794,460
    Royal Dutch Petroleum Co., ADR (Oils)                              113,210                6,596,747
                                                                                           ------------
                                                                                           $ 13,892,619
-------------------------------------------------------------------------------------------------------
  Switzerland - 1.0%
    Nestle S.A. (Food & Beverage Products)                               5,862             $  1,246,678
    Novartis AG (Medical & Health Products)                            112,800                4,085,091
                                                                                           ------------
                                                                                           $  5,331,769
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.8%
    BP Amoco PLC, ADR (Oils)                                            21,076             $  1,050,639
    Diageo PLC (Food & Beverage Products)*                             290,256                3,187,933
                                                                                           ------------
                                                                                           $  4,238,572
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 28,667,655
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $264,494,888)                                               $276,035,108
-------------------------------------------------------------------------------------------------------

Bonds - 35.3%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 34.1%
  Aerospace - 0.3%
    Boeing Capital Corp., 7.375s, 2010                                $    383             $    405,957
    Northrop Grumman Corp., 7.125s, 2011##                                 416                  411,087
    Northrop Grumman Corp., 7.75s, 2031                                    972                  964,564
                                                                                           ------------
                                                                                           $  1,781,608
-------------------------------------------------------------------------------------------------------
  Automotive - 0.8%
    DaimlerChrysler, 6.63s, 2001                                      $  1,946             $  1,952,831
    DaimlerChrysler, 6.4s, 2006                                          1,403                1,391,846
    Ford Credit Auto Owner Trust, 6.42s, 2003                              365                  371,387
    Ford Motor Credit Co., 7.875s, 2010                                    370                  388,004
                                                                                           ------------
                                                                                           $  4,104,068
-------------------------------------------------------------------------------------------------------
  Banks - 0.2%
    Wells Fargo Bank, 7.8s, 2010                                      $  1,226             $  1,301,056
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.0%
    Dime Bancorp, Inc., 9s, 2002                                      $    500             $    519,860
    Midamerican Funding LLC, 6.927s, 2029                                  414                  363,093
    Midland Funding Corp., 10.33s, 2002                                    391                  399,981
    Socgen Real Estate Co., 7.64s, 2049##                                1,412                1,384,918
    Unicredito Italiano Capital Trust II, 1s, 2049##                       815                  881,594
    Waste Management, Inc. Delaware, 7.375s, 2010                          747                  748,120
    Wells Fargo Bank N A, 6.45s, 2011                                      375                  367,680
    WMX Technologies, Inc., 6.375s, 2003                                   351                  352,818
                                                                                           ------------
                                                                                           $  5,018,064
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Chevron Phillips Chemical, 7s, 2011                               $    350             $    345,237
-------------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    News America Holdings, Inc., 6.703s, 2034                         $    378             $    382,075
-------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 1.4%
    American Airlines Pass-Through Trust, 6.855s, 2010                $    160             $    163,949
    Bear Stearns Commercial Mortgage Securities, Inc., 6.8s, 2008          450                  461,481
    Beneficial Home Equity Loan Trust, 4.2s, 2037                          113                  112,903
    Chase Commercial Mortgage Securities Corp., 6.39s, 2008                328                  326,431
    Chase Commercial Mortgage Securities Corp., 7.543s, 2009               152                  159,904
    Commerce 2000, 4.27s, 2002##                                           141                  141,193
    Commerce 2000, 4.2s, 2011                                              468                  468,329
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017             63                   61,261
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020            759                  768,141
    Criimi Mae CMBS Corp., 6.701s, 2008##                                  169                  162,193
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                         100                  100,697
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                               817                  851,500
    GS Mortgage Securities Corp. II, 6.06s, 2030                           737                  741,793
    Residential Accredit Loans, Inc., 6.75s, 2028                          615                  610,959
    Summit Acceptance Auto Investment LLC, 7.51s, 2007                     475                  498,008
    Time Warner Pass-Through Asset Trust, 6.1s, 2001                     1,712                1,725,696
                                                                                           ------------
                                                                                           $  7,354,438
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.4%
    Raytheon Company, 6.45s, 2002                                     $  1,811             $  1,822,355
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    American Tower Corp., 5s, 2010##                                  $    660             $    512,175
-------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Pemex Project Funding Master Trust, 9.125s, 2010                  $    420             $    444,675
    Pure Resources, Inc., 7.125s, 2011##                                   249                  246,622
                                                                                           ------------
                                                                                           $    691,297
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    Time Warner, Inc., 10.15s, 2012                                   $    591             $    717,953
    Time Warner, Inc., 6.875s, 2018                                        209                  197,237
                                                                                           ------------
                                                                                           $    915,190
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.2%
    Anadarko Finance Co., 6.75s, 2011##                               $    316             $    316,076
    Associates Corp., 5.5s, 2004                                           567                  567,714
    Certificates Funding Corp., 6.716s, 2004                             1,712                1,767,691
    Citibank Credit Card Issuance Trust, 6.65s, 2008                     1,181                1,176,018
    Citigroup, Inc., 5.75s, 2006                                           314                  310,954
    Countrywide Home Loan, Inc., 6.85s, 2004                             1,141                1,176,611
    Ford Motor Credit Co., 6.875s, 2006                                  2,480                2,528,063
    Ford Motor Credit Co., 7.375s, 2011                                  1,780                1,803,371
    General Motors Acceptance Corp., 5.8s, 2003                            776                  784,963
    General Motors Acceptance Corp., 7.25s, 2011                           754                  765,642
    GS Escrow Corp., 6.75s, 2001                                           461                  460,751
    Household Finance Corp., 7.875s, 2007                                  750                  803,430
    Household Finance Corp., 6.75s, 2011                                   608                  599,993
    Lehman Brothers Holdings, Inc., 7.125s, 2003                           400                  416,024
    Lehman Brothers Holdings, Inc., 8.25s, 2007                            918                  995,681
    Morgan Stanley Group, Inc., 6.1s, 2006                               1,360                1,357,375
    Salton Sea Funding Corp., 7.84s, 2010                                  325                  287,527
    Sunamerica Institutional, 5.75s, 2009                                  295                  284,675
                                                                                           ------------
                                                                                           $ 16,402,559
-------------------------------------------------------------------------------------------------------
  Financial Services - 1.0%
    AIG Sunamerica Global Financing II, 7.6s, 2005##                  $  1,000             $  1,065,460
    Citigroup, Inc., 7.25s, 2010                                         1,385                1,437,699
    General Electric Capital Corp., 7.5s, 2005                             504                  535,979
    General Electric Capital Corp., 8.7s, 2007                             358                  409,445
    General Electric Capital Corp., 8.75s, 2007                            128                  146,409
    General Electric Capital Corp., 8.85s, 2007                            169                  193,797
    General Electric Capital Corp., 7.375s, 2010                           406                  437,136
    Morgan (JP) Commercial Mortgage Finance Corp., 6.613s, 2030            162                  163,204
    Sprint Capital Corp., 6.5s, 2001                                       970                  976,334
                                                                                           ------------
                                                                                           $  5,365,463
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.1%
    Kellogg Co., 6s, 2006##                                           $    486             $    478,569
-------------------------------------------------------------------------------------------------------
  Gaming - 0.1%
    Harrahs Operating ,Inc., 7.125s, 2007##                           $    385             $    382,794
-------------------------------------------------------------------------------------------------------
  Housing
    Residential Funding Mortgage Securities, Inc., 7.66s, 2012        $    142             $    146,855
-------------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    Aflac, Inc., 6.5s, 2009                                           $    491             $    478,946
    Aig Sunamerica Global Financing IV, 5.85s, 2006##                      500                  499,010
    Atlantic Mutual Insurance Co., 8.15s, 2028##                           149                  101,962
    Prudential Funding Corp., 6.6s, 2008                                   900                  893,381
                                                                                           ------------
                                                                                           $  1,973,299
-------------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    Ingersoll Rand Co., 6.25s, 2006                                   $    770             $    771,825
-------------------------------------------------------------------------------------------------------
  Media - 0.1%
    Chancellor Media Corp., 8.125s, 2007                              $     80             $     82,800
    CSC Holdings, Inc., 8.125s, 2009                                       236                  233,649
                                                                                           ------------
                                                                                           $    316,449
-------------------------------------------------------------------------------------------------------
  Media - Cable - 0.3%
    Comcast Cable Communications, 6.875s, 2009                        $    779             $    775,818
    Comcast Cable Communications, 6.75s, 2011                              406                  397,620
    Cox Communications, Inc., 6.75s, 2011                                  500                  488,215
                                                                                           ------------
                                                                                           $  1,661,653
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Kinder Morgan Energy Partners, 6.75s, 2011                        $    624             $    614,397
    Kinder Morgan Energy Partners, 7.4s, 2031                              398                  390,991
                                                                                           ------------
                                                                                           $  1,005,388
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Phillips Petroleum Co., 8.5s, 2005                                $    303             $    328,406
-------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Occidental Petroleum Corp., 6.75s, 2002                           $    341             $    348,038
    Occidental Petroleum Corp., 6.4s, 2003                                 357                  362,066
                                                                                           ------------
                                                                                           $    710,104
-------------------------------------------------------------------------------------------------------
  Pollution Control - 0.3%
    Waste Management, Inc., 6.625s, 2002                              $  1,295             $  1,305,062
-------------------------------------------------------------------------------------------------------
  Printing & Publishing
    News America Holdings, Inc., 7.3s, 2028                           $    226             $    202,514
-------------------------------------------------------------------------------------------------------
  Railroad - 0.6%
    Union Pacific Corp., 5.78s, 2001                                  $    305             $    305,894
    Union Pacific Corp., 6.34s, 2003                                       935                  953,962
    Union Pacific Corp., 5.84s, 2004                                       925                  928,274
    Union Pacific Corp., 6.65s, 2011                                       818                  805,215
                                                                                           ------------
                                                                                           $  2,993,345
-------------------------------------------------------------------------------------------------------
  Real Estate - 0.2%
    EOP Operating Ltd., 7.75s, 2007                                   $    831             $    871,686
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    MGM Mirage, Inc., 8.5s, 2010                                      $  1,112             $  1,158,571
-------------------------------------------------------------------------------------------------------
  Retail - 0.2%
    Federated Department Stores, Inc., 8.5s, 2003                     $    571             $    601,777
    K Mart Corp., 9.375s, 2006                                             559                  545,025
                                                                                           ------------
                                                                                           $  1,146,802
-------------------------------------------------------------------------------------------------------
  Supermarket - 0.3%
    Kroger Company, 7.5s, 2031                                        $    996             $    971,050
    Safeway, Inc., 7.25s, 2031                                             407                  394,119
                                                                                           ------------
                                                                                           $  1,365,169
-------------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    AT & T Wireless Services, Inc., 7.35s, 2006##                     $    465             $    475,160
    Belo Ah Corp., 7.75s, 2027                                             352                  315,512
    Citizens Communications Co., 8.5s, 2006                                550                  560,945
    Cox Communications, Inc., 7.75s, 2010                                  428                  448,321
    Liberty Media Corp., 8.25s, 2030                                       440                  378,335
    Qwest Corp., 7.625s, 2003                                              474                  492,484
    TCI Communications Financing III, 9.65s, 2027                        1,352                1,475,397
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                   182                  172,946
    Telus Corp., 7.5s, 2007                                                650                  657,872
                                                                                           ------------
                                                                                           $  4,976,972
-------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 9.1%
    Federal Home Loan Mortgage Corp., 3.96s, 2001                     $  2,250             $  2,247,030
    Federal Home Loan Mortgage Corp., 6.5s, 2015                         1,467                1,473,636
    Federal Home Loan Mortgage Corp., 6.75s, 2031                          250                  254,883
    Federal National Mortgage Assn., 5.625s, 2004                        1,772                1,800,759
    Federal National Mortgage Assn., 5.722s, 2009                          465                  451,341
    Federal National Mortgage Assn., 6s, 2005                            5,596                5,409,894
    Federal National Mortgage Assn., 6.5s, 2014                          8,634                8,583,863
    Federal National Mortgage Assn., 6.625s, 2010                        2,090                2,159,221
    Federal National Mortgage Assn., 7s, 2015                            6,190                6,229,133
    Federal National Mortgage Assn., 7.5s, 2030                          5,979                6,103,040
    Freddie Mac, 5.25s, 2006                                               299                  295,729
    Government National Mortgage Assn., 7s, 2028                         1,091                1,102,329
    Government National Mortgage Assn., 7.5s, 2025                       2,182                2,238,707
    Government National Mortgage Assn., 8s, 2022                         7,658                7,954,702
    Student Loan Marketing Assn., 5s, 2004                                 825                  823,020
-------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                             $ 47,127,287
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 9.3%
    U.S. Treasury Bonds, 9.875s, 2015                                 $  1,628             $  2,265,964
    U.S. Treasury Bonds, 6.25s, 2030                                     3,465                3,670,163
    U.S. Treasury Bonds, 5.375s, 2031                                    8,803                8,340,842
    U.S. Treasury Notes, 4.25s, 2003                                     7,329                7,420,951
    U.S. Treasury Notes, 5.5s, 2003                                      7,193                7,351,965
    U.S. Treasury Notes, 4.625s, 2006                                    4,042                3,986,422
    U.S. Treasury Notes, 6.875s, 2006                                    6,699                7,224,470
    U.S. Treasury Notes, 5.75s, 2010                                     5,458                5,584,353
    U.S. Treasury Notes, 5s, 2011                                        2,294                2,225,524
                                                                                           ------------
                                                                                           $ 48,070,654
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.1%
    Allegheny Energy Supply Company LLC, 7.8s, 2011##                 $  1,148             $  1,133,684
    Cleveland Electric Illuminating Co., 7.88s, 2017                        81                   79,313
    Commonwealth Edison Co., 8.5s, 2022                                    289                  289,887
    Connecticut Light & Power Co., 7.875s, 2024                             70                   70,434
    Dominion Resources, Inc., 8.125s, 2010                                 322                  346,446
    DTE Energy Co., 7.05s, 2011                                            462                  466,902
    Entergy Mississippi, Inc., 6.2s, 2004                                  169                  166,666
    GGIB Funding Corp., 7.43s, 2011                                         77                   78,149
    Gulf States Utilities Co., 8.25s, 2004                                  84                   88,769
    Mirant Americas Generation, Inc., 8.3s, 2011##                         336                  338,745
    Niagara Mohawk Power Corp., 7.25s, 2002                                289                  295,758
    Niagara Mohawk Power Corp., 7.75s, 2006                                762                  792,929
    Niagara Mohawk Power Corp., 8.77s, 2018                                516                  533,018
    Nisource Finance Corp., 5.75s, 2003                                    449                  451,286
    Nisource Finance Corp., 7.875s, 2010                                 1,253                1,318,895
    Northeast Utilities, 8.58s, 2006                                       212                  219,525
    NRG Energy, Inc., 8.7s, 2005##                                         195                  205,951
    NRG South Central Generating LLC, 8.962s, 2016                         271                  288,166
    NSTAR Co., 8s, 2010                                                    240                  253,726
    PNPP II Funding Corp., 9.12s, 2016                                     135                  145,603
    Progress Energy, Inc., 7.1s, 2011                                      246                  248,718
    Pseg Power, 7.75s, 2011##                                            1,501                1,546,536
    Pseg Power, 8.625s, 2031##                                             497                  534,335
    Texas Utilities Co., 5.94s, 2001                                       194                  194,745
    Toledo Edison Co., 7.875s, 2004                                        360                  377,773
    TXU Eastern Funding Co., 6.15s, 2002                                   137                  137,800
    Utilicorp United, Inc., 7s, 2004                                       131                  132,406
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                         325                  325,347
                                                                                           ------------
                                                                                           $ 11,061,512
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Coastal Corp., 6.2s, 2004                                         $    468             $    466,722
    Enron Corp., 7.875s, 2003                                              218                  227,660
    Texas Gas Transmission Corp., 7.25s, 2027                              600                  560,953
    Williams Gas Pipelines Central, Inc., 7.375s, 2006##                   140                  143,338
                                                                                           ------------
                                                                                           $  1,398,673
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    Sprint Capital Corp., 7.125s, 2006                                $    495             $    498,401
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $175,947,575
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 1.2%
  Canada - 0.8%
    AT&T Canada, Inc., 0s to 2003, 9.95s, 2008 (Telecommunications)   $     88             $     76,504
    Gulf Canada Resources Ltd., 8.35s, 2006 (Oils)                         695                  762,450
    Gulf Canada Resources Ltd., 7.125s, 2011 (Oils)                      1,305                1,343,654
    Hydro Quebec (Electrical Equipment), 6.3s, 2011                      1,047                1,030,112
    Quebec Province Canada, 5.5s, 2006                                     847                  833,880
                                                                                           ------------
                                                                                           $  4,046,600
-------------------------------------------------------------------------------------------------------
  France - 0.1%
    France Telecom Sa, 5.149s, 2003##                                 $    461             $    466,365
-------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 8.375s, 2011                               $    667             $    671,002
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    Hanson PLC, 7.875s, 2010                                          $    676             $    699,410
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $  5,883,377
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $181,216,711)                                                $181,830,952
-------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.5%
-------------------------------------------------------------------------------------------------------
                                                                          SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.5%
  Containers
    Owens-Illinois, Inc., 4.75%                                         12,000             $    170,400
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Cox Communications, Inc., 7.75%                                     22,400             $  1,280,160
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    NiSource, Inc., 7.75%                                               10,100             $    496,819
    TXU Corp., 9.25%                                                    10,000                  517,500
                                                                                           ------------
                                                                                           $  1,014,319
-------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $2,662,602)                            $  2,464,879
-------------------------------------------------------------------------------------------------------

Convertible Bond
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds
  Conglomerates
    Loews Corp., 3.125s, 2007                                         $    140             $    119,350
-------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $123,626)                                        $    119,350
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 10.0%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)                  VALUE
-------------------------------------------------------------------------------------------------------
    Barton Capital Corp., due 7/02/01                                 $ 10,942             $ 10,940,739
    Cargill, Inc., due 7/02/01                                           2,307                2,306,737
    Citigroup, Inc., due 7/02/01                                         3,284                3,283,623
    CXC, Inc., due 7/02/01                                               3,777                3,776,565
    Dow Chemical Co., due 7/02/01                                        4,707                4,706,457
    General Electric Capital Corp., due 7/02/01                         12,658               12,656,558
    New Center Asset Trust, due 7/02/01                                 12,262               12,260,593
    Prudential Funding Corp., due 7/02/01                                1,354                1,353,845
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 51,285,117
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.7%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 06/29/01, due 07/02/01, total
      to be received 3,645,000 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                $  3,645             $  3,645,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $503,427,944)                                          $515,380,406
Other Assets, Less Liabilities - 0.0%                                                           176,000
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $515,556,406
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $503,427,944)            $515,380,406
  Investment of cash collateral for securities loaned, at
    identified cost and value                                         3,409,060
  Cash                                                                   34,709
  Foreign currency, at value (identified cost, $115)                        110
  Receivable for series shares sold                                   2,040,818
  Receivable for investments sold                                     8,651,782
  Interest and dividends receivable                                   2,657,801
  Other assets                                                            1,394
                                                                   ------------
      Total assets                                                 $532,176,080
                                                                   ------------
Liabilities:
  Payable for series shares reacquired                             $     75,660
  Payable for investments purchased                                  13,093,417
  Collateral for securities loaned, at value                          3,409,060
  Payable to affiliates -
    Management fee                                                       21,066
    Shareholder servicing agent fee                                         983
    Distribution fee (Service Class)                                        184
  Accrued expenses and other liabilities                                 19,304
                                                                   ------------
      Total liabilities                                            $ 16,619,674
                                                                   ------------
Net assets                                                         $515,556,406
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $490,642,796
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     11,950,932
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 6,503,612
  Accumulated undistributed net investment income                     6,459,066
                                                                   ------------
      Total                                                        $515,556,406
                                                                   ============
Shares of beneficial interest outstanding                           27,717,768
                                                                    ==========
Initial Class shares:
  Net asset value per share
    (net assets of $498,487,791 / 26,797,773 shares of
    beneficial interest outstanding)                                  $18.60
                                                                      ======
Service Class shares:

  Net asset value per share
    (net assets of $17,068,615 / 919,995 shares of beneficial
    interest outstanding)                                             $18.55
                                                                      ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  6,106,605
    Dividends                                                         2,199,663
    Foreign taxes withheld                                              (46,421)
                                                                   ------------
      Total investment income                                      $  8,259,847
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,587,298
    Trustees' compensation                                                5,000
    Shareholder servicing agent fee                                      74,074
    Distribution fee (Service Class)                                      8,441
    Administrative fee                                                   37,037
    Custodian fee                                                        69,366
    Printing                                                             21,611
    Auditing fees                                                        16,897
    Legal fees                                                            3,036
    Miscellaneous                                                         7,510
                                                                   ------------
      Total expenses                                               $  1,830,270
    Fees paid indirectly                                                (17,888)
                                                                   ------------
      Net expenses                                                 $  1,812,382
                                                                   ------------
        Net investment income                                      $  6,447,465
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  7,275,113
    Foreign currency transactions                                        (4,171)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $  7,270,942
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $(12,677,141)
    Translation of assets and liabilities in foreign currencies          (1,432)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(12,678,573)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (5,407,631)
                                                                   ------------
          Increase in net assets from operations                   $  1,039,834
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED
                                                               JUNE 30, 2001                  YEAR ENDED
                                                                 (UNAUDITED)           DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $  6,447,465                  $  9,580,928
  Net realized gain on investments and foreign currency
transactions                                                     7,270,942                    14,249,603
  Net unrealized gain (loss) on investments and foreign
    currency translation                                       (12,678,573)                   20,735,402
                                                              ------------                  ------------
    Increase in net assets from operations                    $  1,039,834                  $ 44,565,933
                                                              ------------                  ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                  $ (9,377,714)                 $ (6,442,824)
  From net investment income (Service Class)                      (203,796)                         --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                      (13,846,341)                   (6,203,873)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                         (302,548)                         --
                                                              ------------                  ------------
    Total distributions declared to shareholders              $(23,730,399)                 $(12,646,697)
                                                              ------------                  ------------
Net increase in net assets from series share transactions     $182,823,602                  $ 67,376,155
                                                              ------------                  ------------
      Total increase in net assets                            $160,133,037                  $ 99,295,391
Net assets:
  At beginning of period                                       355,423,369                   256,127,978
                                                              ------------                  ------------
  At end of period (including accumulated undistributed
    net investment income of $6,459,066 and $9,593,111,
    respectively)                                             $515,556,406                  $355,423,369
                                                              ============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                          SIX MONTHS ENDED       -----------------------------------------------------------------------------
                             JUNE 30, 2001              2000             1999             1998            1997            1996
                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                         $19.59            $17.75           $18.12           $16.63          $13.71          $12.25
                                    ------            ------           ------           ------          ------          ------
Income from investment
  operations#(S)(S) -
  Net investment income(S)          $ 0.29            $ 0.61           $ 0.53           $ 0.53          $ 0.52          $ 0.46
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                     (0.24)             2.10             0.05             1.49            2.40            1.30
                                    ------            ------           ------           ------          ------          ------
      Total from investment
        operations                  $ 0.05            $ 2.71           $ 0.58           $ 2.02          $ 2.92          $ 1.76
                                    ------            ------           ------           ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income        $(0.42)           $(0.44)          $(0.33)          $(0.24)         $ --            $(0.21)
  From net realized gain on
    investments and foreign
    currency transactions            (0.62)            (0.43)           (0.62)           (0.29)           --             (0.09)
                                    ------            ------           ------           ------          ------          ------
      Total distributions
        declared to shareholders    $(1.04)           $(0.87)          $(0.95)          $(0.53)         $ --            $(0.30)
                                    ------            ------           ------           ------          ------          ------
Net asset value - end of period     $18.60            $19.59           $17.75           $18.12          $16.63          $13.71
                                    ======            ======           ======           ======          ======          ======
Total return                          0.19%++          16.02%            3.08%           12.33%          21.30%          14.37%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                          0.86%+            0.90%            0.90%            1.00%           1.00%           1.00%
  Net investment income(S)(S)         3.06%+            3.40%            2.97%            3.05%           3.25%           3.59%
Portfolio turnover                      59%               76%             112%             100%             93%             76%
Net assets at end of period
  (000 Omitted)                   $498,488          $351,870         $256,128         $171,182         $75,612         $19,250

  (S) Subject to reimbursement by the series, the investment adviser voluntary agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee of not greater than 0.25% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income       --                --               --               $ 0.54          $ 0.52          $ 0.32
        Ratios (to average net
         assets):
          Expenses##                --                --               --                 0.91%           1.02%           2.10%
          Net investment income     --                --               --                 3.14%           3.23%           2.49%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June
       30, 2001 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                                 JUNE 30, 2001         PERIOD ENDED
                                                                   (UNAUDITED)   DECEMBER 31, 2000*
---------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $  19.56             $  17.07
                                                                     --------             --------
Income from investment operations#(S)(S) -
  Net investment income                                               $  0.26              $  0.41
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                       (0.24)                2.08
                                                                     --------             --------
      Total from investment operations                                $  0.02              $  2.49
                                                                     --------             --------
Less distributions declared to shareholders -
  From net investment income                                         $  (0.41)             $  0.00
  From net realized gain on investments and foreign currency
    transactions                                                        (0.62)                0.00
                                                                     --------             --------
      Total distributions declared to shareholders                   $  (1.03)             $  0.00
                                                                     --------             --------
Net asset value - end of period                                      $  18.55             $  19.56
                                                                     ========             ========
Total return                                                             0.08%++             15.84%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.06%+               1.15%+
  Net investment income(S)(S)                                            2.86%+               3.14%+
Portfolio turnover                                                         59%                  76%
Net assets at end of period (000 Omitted)                             $17,069               $3,553

     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA
       Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. Equity securities reported through the NASDAQ system are reported at fair value as of 4:00 p.m. on June 30, 2001 due to NASDAQ system issues which prompted extended trading hours. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $3,302,048. These loans were collateralized by cash of $3,409,060 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      3,409,060          $3,409,060

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $17,171 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $717 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, and amortization and accretion on debt securities.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2001 were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $ 94,865,937      $ 76,256,824
                                                 ------------      ------------
Investments (non-U.S. government securities)     $285,887,097      $147,258,155
                                                 ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $504,256,103
                                                                   ------------
Gross unrealized appreciation                                      $ 21,016,669
Gross unrealized depreciation                                        (9,712,202)
                                                                   ------------
    Net unrealized appreciation                                    $ 11,304,467
                                                                   ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                      SIX MONTHS ENDED JUNE 30, 2001       YEAR ENDED DECEMBER 31, 2000
                                      ------------------------------      -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            9,160,478       $175,586,969        6,048,484       $108,989,018
Shares issued to shareholders in
  reinvestment of distributions        1,242,592         23,224,047          741,742         12,646,695
Shares reacquired                     (1,568,780)       (30,024,307)      (3,258,883)       (57,659,921)
                                      ----------       ------------       ----------       ------------
  Net increase                         8,834,290       $168,786,709        3,531,343       $ 63,975,792
                                      ==========       ============       ==========       ============

Service Class shares
                                      SIX MONTHS ENDED JUNE 30, 2001       YEAR ENDED DECEMBER 31, 2000
                                      ------------------------------      -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              735,662      $  13,999,147          182,920       $  3,423,511
Shares issued to shareholders in
  reinvestment of distributions           27,162            506,573            --                 --
Shares reacquired                        (24,500)          (468,827)          (1,249)           (23,148)
                                      ----------       ------------       ----------       ------------
  Net increase                           738,324       $ 14,036,893          181,671       $  3,400,363
                                      ==========       ============       ==========       ============

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2001 was $3,080. The series had no borrowings during the period.

(7) Change in Accounting Principle
As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to January 1, 2001, the series did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the series, but resulted in a $108,481 reduction in cost of securities and a corresponding $108,481 increase in net unrealized appreciation, based on securities held by the series on January 1, 2001.

The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $109,570, increase net unrealized appreciation by $71,683, and increase net realized gains by $37,887. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          VTR-3 8/01 XXMM